As filed with the Securities and Exchange Commission on June 28 , 201 3

File No. 2-87913
File No. 811-03904

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. 33 ☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 33 ☒

The Value Line Tax Exempt Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

7 Times Square, 21st Floor,
New York, New York 10036-6524
(Address of Principal Executive Offices) (Zip Code)

(212) 907-1500
Registrant’s Telephone Number, Including Area Code

Mitchell E. Appel,
The Value Line Tax Exempt Fund, Inc.
7 Times Square, 21st Floor, New York, New York 10036-6524
(Name and Address of Agent for Service)

Copy to:
Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on July 1, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

The Value Line Tax Exempt Fund, Inc.

(Ticker Symbol: VLHYX)

P R O S P E C T U S
J U L Y  1 ,  2 0 1 3

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

T A B L E O F C O N T E N T S

Fund Summary
Investment objectives Page 2
Fees and expenses Page 2
Principal investment strategy of the Fund Page 3
Principal risks of investing in the Fund Page 4
Fund performance Page 5
Management Page 6
Purchase and sale of Fund shares Page 7
Tax information Page 7
Payments to broker-dealers and other financial intermediaries Page 7

How the Fund is Managed
Investment objectives Page 8
Principal investment strategy Page 8
Non-principal investment strategies Page 8
The type of securities in which the Fund invests Page 8
The principal risks of investing in the Fund Page 9

Who Manages the Fund
Investment Adviser Page 11
Management fees Page 11
Portfolio management Page 11

About Your Account
How to buy shares Page 12
How to sell shares Page 15
Frequent purchases and redemptions of Fund shares Page 18
Special services Page 19
Dividends, distributions and taxes Page 19

Financial Highlights
Financial Highlights Page 23

F U N D S U M M A R Y

Investment objectives

The primary investment objective of The Value Line Tax Exempt Fund, Inc. (the “Fund”) is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective.

Fees and expenses

	This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment).

	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Management Fees	0.50%
	Distribution and Service (12b-1) Fees	0.25%
	Other Expenses	0. 49%
	Total Annual Fund Operating Expenses	1.24%
	Less: 12b-1 Fee Waiver*	–0.25%
	Net Expenses	0. 99%

	*

For the period July 1, 201 3 through June 30, 201 4 , EULAV Securities LLC (the “Distributor”) contractually agreed to waive the Fund’s 12b-1 fee in an amount equal to 0.25% of the Fund’s average daily net assets. The waiver cannot be modified or terminated before June 30, 201 4 without the approval of the Fund’s Board of Directors. There is no assurance that the Distributor will extend the fee waiver beyond June 30, 2014.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Tax Exempt Fund	$ 101	$ 369	$ 657	$ 1,478

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 28 % of the average value of its portfolio.

Principal investment strategy of the Fund

To achieve the Fund’s investment objectives, under normal conditions EULAV Asset Management (the “Adviser”) invests at least 80% of the Fund’s assets in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. The Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 7 and 20 years.

The Fund buys and sells municipal bonds with a view towards seeking a high level of current income exempt from federal income taxes. In selecting municipal bonds for purchase, the Adviser considers the bond’s credit quality and yield potential.

Principal risks of investing in the Fund

Investing in any mutual fund, including the Fund, involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of your investment. When you invest in the Fund, you assume a number of risks. Among them is interest rate risk, the risk that as interest rates rise, the value of some fixed income securities such as municipal securities may decrease; market risk, the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions; credit risk, the risk that any of the holdings in the Fund will have its credit downgraded or will default; income risk, the risk that the Fund’s income may decline because of falling interest rates and other market conditions; liquidity risk, the risk that at times it may be difficult to value a security or sell it at a fair price and risks associated with reliance on credit ratings.

The Internal Revenue Service (“IRS”) has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. There is a risk that a bond purchased by the Fund that was issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income. New federal or state legislation also may adversely affect the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations. Such reclassifications or actions could (i) subject you to increased tax liability, possibly retroactively, and/or (ii) cause the value of a security, and therefore the value of the Fund’s shares, to decline. In addition, the Fund is subject to the risk that the issuer of a security held by the Fund may not be able to make timely payments due to a general economic downturn, specific conditions affecting the issuer or a particular industry or market sector, or as a result of increased governmental costs. Although distributions of interest income from tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state local taxes on your fund distributions.

The price of the Fund’s shares will increase and decrease according to changes in the value of the Fund’s investments. The market values of municipal securities will vary inversely in relation to their yields.

The Fund’s annual portfolio turnover rate has exceeded 100% in three of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund’s portfolio were replaced in a period of one year. To the extent the Fund engages in short - term trading in attempting to achieve its investment objective, it will increase the Fund’s portfolio turnover rate and the Fund will incur higher brokerage commissions and other expenses.

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser will apply investment techniques in making decisions for the Fund, but there can be no guarantee that these will produce the desired results.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. The Fund is not appropriate for Individual Retirement Accounts (“IRAs”) or other tax-advantaged retirement plans.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of the Barclays Capital Municipal Bond Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total Returns (before taxes) as of 12/31 each year (%)

Best Quarter: Q3 2009 +8.00%
Worst Quarter: Q3 2008 –5.15%

The Fund’s year-to-date return for the three months ended March 31, 201 3 , was -0.07%.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Average annual total returns for periods ended December 31, 201 2
	1 year	5 years	10 years
Value Line Tax Exempt Fund
Return before taxes	5 .78%	3.82%	3.37%
Return after taxes on distributions	5 .78%	3.81%	3.30%
Return after taxes on distributions and sale of Fund shares	4.69%	3.74%	3.35%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.78%	5.90%	5.10%

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager. Liane Rosenberg is primarily responsible for the day-to-day management of the Fund’s portfolio. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been the Fund’s portfolio manager since 2010.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $250.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 15.

Tax information

The Fund seeks to earn income and pay dividends exempt from federal income tax. A portion of the dividends you receive may be subject to regular federal income tax or to the federal alternative minimum tax. You may also receive taxable distributions attributable to the Fund’s sale of municipal bonds. In addition, all dividends and distributions may be subject to state and local taxes.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

H O W T H E F U N D I S M A N A G E D

Investment objectives

The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective. Although the Fund will strive to achieve its investment objectives, there is no assurance that it will succeed.

Principal investment strategy

Under normal conditions, at least 80% of the Fund’s assets are invested in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. This is a fundamental policy of the Fund which will not be changed without shareholder approval.

Non-principal investment strategies

Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, the Fund may invest a portion of its assets in cash, cash equivalents or U.S. government securities for temporary defensive purposes that are inconsistent with the Fund’s principal investment strategies. This could help the Fund avoid losses, but it may result in lost opportunities and lower yields. If this occurs, the Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objectives.

There are other non-principal investment strategies and associated risks discussed in the Statement of Additional Information.

The type of securities in which the Fund invests

The Fund primarily invests in municipal bonds that are rated at the time of purchase within the four highest categories of a nationally recognized statistical rating organization, or if not rated, deemed by the Adviser to be of comparable quality. These bonds include both secured and unsecured debt obligations. If a bond’s rating drops, the Adviser will review the desirability of continuing to hold the bond. The Fund expects to maintain an average maturity of between 7 and 20 years.

Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities which provide income free from federal, state or local personal income taxes. Municipal bonds are generally one of the following: general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power, or revenue bonds, which are payable from revenue derived from a particular facility or service.

The Fund may also invest in variable rate demand instruments, industrial development bonds and other securities which pay interest from revenues of projects with similar characteristics.

Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, general and local economic conditions, capital market conditions, the volume of municipal securities available, conditions within the municipal securities market, the slope of the yield curve, changes in tax laws, regulations and rules, and the maturity, rating and size of individual offerings.

Portfolio turnover. The Fund may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy would result in higher brokerage commissions and other expenses and may negatively affect the Fund’s performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See “Financial Highlights” for the Fund’s most current portfolio turnover rates.

The principal risks of investing in the Fund

■

Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. Lower rated securities have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher rated securities.

■

When investing in the Fund you will also assume an interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. Other risks that you assume when investing in the Fund are market risk, credit risk, income risk, liquidity risk and risks associated with credit ratings. Market risk is the risk that the securities in a certain market will decline in value because of factors such as economic conditions or government actions. Credit risk is the risk that any of the holdings in the Fund will have its credit rating downgraded or will default, thereby reducing the Fund’s income level and share price. Income risk is the risk that the Fund’s income may decline because of falling interest rates and other market conditions. Liquidity risk is the risk that at times it may be difficult to value a security or sell it at a fair price. Risks associated with reliance on credit ratings refers to ratings by a nationally recognized statistical rating organization that represent the organization’s opinion as to credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized statistical rating organizations present an inherent conflict of interest because such organizations are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

■

There is also the risk that government actions could have an adverse effect on municipal bond prices. The IRS has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction. There is a risk that a bond purchased by the Fund that was issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income. New federal or state legislation also may adversely affect the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations. Such reclassifications or actions could (i) subject you to increased tax liability, possibly retroactively, and/or (ii) cause the value of a security, and therefore the value of the Fund’s shares, to decline. In addition, the Fund is subject to the risk that the issuer of a security held by the Fund may not be able to make timely payments due to a general economic downturn, specific conditions affecting the issuer or a particular industry or market sector, or as a result of increased governmental costs. Although distributions of interest income from the Fund’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your Fund distributions.

■

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser will apply investment techniques in making decisions for the Fund, but there can be no guarantee that these will produce the desired results.

■	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

■

Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the Statement of Additional Information.

W H O M A N A G E S T H E F U N D

The business and affairs of the Fund are managed by the Fund’s officers under the oversight of the Fund’s Board of Directors.

Investment Adviser

The Fund’s investment adviser is EULAV Asset Management, a Delaware statutory trust, located at 7 Times Square, New York, NY 10036-6524. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2.1 billion as of May 31, 201 3 .

Management fees

For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.50% of the Fund’s average daily net assets.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the investment advisory agreement is available in the Fund’s most recent semi- annual report to shareholders for the six month period ended August 31 .

Portfolio management

Liane Rosenberg is primarily responsible for the day-to-day management of the Fund’s portfolio. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been the Fund’s portfolio manager since 2010. There is additional information in the Statement of Additional Information about Ms. Rosenberg’s compensation, other accounts she manages and her ownership of Fund shares.

A B O U T Y O U R A C C O U N T

How to buy shares

	■	By telephone

Once you have opened an account, you can buy additional shares in the Fund by calling 800-243-2729 (the Fund’s transfer agent) between 9:00 a.m. and 4:00 p.m. Eastern time. You must pay for these shares within three business days of placing your order.

	■	By wire

If you are making an initial purchase by wire, you must call the Fund’s transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA #99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

	■	Through a broker-dealer
You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

	■	By mail

Complete the account application and mail it with your check payable to BFDS, Agent to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application with your check. Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

	■	Minimum/additional investments

Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $250. The price you pay for shares will depend on when your purchase order is received. The Fund reserves the right to reject any purchase order within 24 hours of its receipt and to reduce or waive the minimum purchase requirements at any time.

■	Time of purchase

Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Orders received by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) in proper form, as determined by Boston Financial Data Services, Inc. (“BFDS”) or another intermediary designated by the Fund, will be priced at the NAV determined as of the close of trading on that day . The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

Fund shares may be purchased through various third-party intermediaries authorized by the Fund including banks, brokers, financial advisers and financial supermarkets who may charge a fee. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.

■	Service and Distribution P lan

The Fund has adopted a s ervice and d istribution p lan (the “Plan”) under R ule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The Fund pays the Distributor Rule 12b-1 fees, at the annual rate of 0.25% of the Fund’s average daily net assets, which are used by the Distributor for its expenses relating to the distribution, marketing and administrative services with respect to the Fund’s shares . T he Distributor may also make payments to broker- dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the distribution of the Fund’s shares. Such services may include, among other things, answering investor inquiries regarding the Fund, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The Plan also provides that the Adviser may make payments for such services out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred which means that the distributor may earn a profit under the Plan. The Distributor has contractually agreed to waive the Fund’s R ule 12b-1 fee through June 30, 201 4 . There is no assurance that the Distributor will extend the contractual fee waiver beyond such date. Because R ule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

■	Additional c ompensation to financial intermediaries

The Adviser, the Distributor and/or their affiliates may pay additional compensation out of their assets (which generally comes directly or indirectly from the Fund and other Value Line mutual funds) to certain brokerage firms and other intermediaries or their affiliates, based on Fund assets held by that firm, or such other criteria agreed to by the Adviser, the Distributor or their affiliates. The Adviser, the Distributor or their affiliates determine the firms to which payments may be made, which payments may be significant.

Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

The Statement of Additional Information discusses these revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Fund, the Distributor or the Adviser, as well as about fees and/or commissions charged by that firm.

■	Net asset value

The Fund’s NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Bonds and other fixed-income municipal securities are valued on the basis of prices provided by an independent pricing service that reflect such security’s market value. Securities for which market valuations are not readily available are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by the Board of Directors and under the Board’s general supervision. The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by a pricing service, or by prices furnished by recognized dealers in such securities. Debt securities which have a maturity of less than 60 days are priced at amortized cost, which represents a security’s fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

	■	Important information about opening a new account with the Value Line Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund’s account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.

How to sell shares

	■	General

You can redeem your shares (sell them back to the Fund) at NAV by telephone and by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. Certain redemption requests must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner if the redemption is for $25,000 or more. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with a signature guarantee with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

The Fund will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check and then immediately request redemption, the Fund will wait until your check has cleared, which can take up to 15 days from the day of purchase, before the proceeds are sent to you.

If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

■	By telephone or wire
You can sell $1,000 or more of your shares up to $25,000 by telephone or wire, with the proceeds sent to your U.S. bank the next business day after the Fund receives your request.

■	Through a broker-dealer

Fund shares may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary. Orders received by the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be priced at the NAV determined as of the close of trading on that day.

Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., TD Ameritrade Inc., Pershing LLC and Fidelity Brokerage Services LLC, (National Financial Services LLC). You should consult with your broker to determine if it has been so authorized.

■	By exchange

You can exchange all or part of your investment in the Fund for shares in other Value Line mutual funds or the Daily Income Fund - U.S. Government Portfolio . When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange.

To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any purchase order within 24 hours of its receipt.

When you send the Fund’s transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent. For each account involved, you should provide the account name, number, name of fund and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

Exchanges among Value Line mutual funds , including for these purposes the Daily Income Fund - U.S. Government Portfolio, are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

■	Account minimum

If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of the Fund’s shares entail risks, including dilution in the value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemption of Fund shares, the Fund’s Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund considers trading to be excessive if an investor:

■	sells shares of the Fund within 30 days after the shares were purchased;

■	makes more than four exchanges out of the Fund during a calendar year (other than systematic purchases and redemptions); or

■	enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades that have been identified by the Fund’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Distributor believes are under their control.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Fund nor any of the Fund’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing the Fund’s policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund’s request, certain identifying and transaction information regarding its underlying shareholders. Should the Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by an underlying shareholder. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.

Special services

To help make investing with the Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

■ Valu-Matic® allows you to make regular monthly investments of $25 or more automatically from your checking account.

■

T he Systematic Cash Withdrawal Plan allows you to arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax purposes.

Dividends, distributions and taxes

The Fund declares dividends from its net investment income daily and distributes the accrued dividends to you each month. Capital gains, if any, are distributed annually. The Fund may also make capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a capital gain distribution, because such distribution will generally be taxable even though the NAV of shares of the Fund will be reduced by the distribution.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is not affected by whether you reinvest your dividends or receive them in cash. For U.S. federal income tax purposes, distributions from the Fund’s tax-exempt interest, called “exempt-interest dividends,” are exempt from regular federal income tax. Certain of these exempt-interest dividends may be treated as a preference item for purposes of the alternative minimum tax, but, for non-corporate shareholders, such distributions are expected to be less than 20% of the Fund’s total distributions under normal conditions. All exempt-interest dividends, however, may result in or increase a corporate shareholder’s liability for alternative minimum tax. Shareholders should consult their tax advisers to determine whether the alternative minimum tax is applicable in their particular circumstances.

Distributions from the Fund’s net long-term capital gains, if any, that are reported to you by the Fund as capital gain dividends are taxable as capital gains, while dividends from short-term capital gains, if any, and net investment income from non-tax-exempt securities are taxable as ordinary income for federal income tax purposes. In addition, you may be subject to state and local taxes on dividends and distributions.

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare tax will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income does not include exempt-interest dividends, but generally does include taxable dividends (including capital gain dividends) and capital gains attributable to the sale, redemption or exchange of Fund shares. This tax is in addition to the income taxes that are otherwise imposed or ordinary income and capital gains.

The Fund will send you a statement by February 15th each year detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.

You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference (if any) between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.

Beginning with the 2012 calendar year, the Fund is required to report to the IRS and to furnish to Fund shareholders “cost basis” information for Fund shares that are purchased on or after January 1, 2012 (“covered shares”) and that are redeemed, exchanged or otherwise sold on or after that date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Please note that if you are a C corporation, unless the Fund has actual knowledge that you are a C corporation or you have previously notified us in writing that you are a C corporation, you must complete a new Form W-9 exemption certificate informing us of your C corporation status or the Fund will be obligated to presume that you are an S corporation and to report sales of covered shares to the IRS and to you pursuant to these rules. Also, if you purchase Fund shares through a broker (or other nominee) on or after such date, please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

If you purchase Fund shares directly from us on or after January 1, 2012, cost basis will be calculated using the Fund’s default method of average cost basis, unless you instruct the Fund to use a different IRS-accepted cost basis method. Please note that you will continue to be responsible for calculating and reporting the cost basis of Fund shares that were purchased prior to January 1, 2012. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all distributions payable to you if you fail to provide it with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. You should consult your tax adviser about your particular tax situation including federal, state, local, and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

F I N A N C I A L H I G H L I G H T S

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from the Fund’s financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800-243-2729 or at www.vlfunds.com.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended on Last Day of February
	2013	2012	2011		2010	2009
Net asset value, beginning of year	$10.14	$9.43	$9.60		$9.36	$9.29

Income from investment operations:
Net investment income	0.26	0.29	0.33		0.38	0.37
Net gains or (losses) on securities (both realized and unrealized)	0.17	0.71	(0.17)		0.24	0.07

Total from investment operations	0.43	1.00	0.16		0.62	0.44

Less distributions:
Dividends from net investment income	(0.26)	(0.29)	(0.33)		(0.38)	(0.37)

Net asset value, end of year	$10.31	$10.14	$9.43		$9.60	$9.36

Total return	4.33%	10.77%	1.67%		6.70%	4.74%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$91,124	$95,405	$76,972		$84,067	$84,868
Ratio of expenses to average net assets(1)	1.24%	1.13%	1.01	%(2)	1.02%	0.99%
Ratio of expenses to average net assets(3)	0.99%	0.88%	0.74	%(4)	0.76%	0.69%
Ratio of net investment income to average net assets	2.58%	2.95%	3.45%		3.99%	3.87%
Portfolio turnover rate	28%	24%	36%		146%	307%

(1)

Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets net of custody credits, but exclusive of the fee waivers, would have been 1.00% for the year ended February 28, 2011, 1.01% for the year ended February 28, 2010, 0.94% for the year ended February 28, 2009, and would have been unchanged for the other year s shown.

(2)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

(3)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the Distributor.

(4)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

For more information

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and quarterly reports filed with the Securities and Exchange Commission (“SEC”). In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated July 1, 201 3 , which has been filed electronically with the SEC and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to the Fund at 7 Times Square, 21st Floor, New York, NY 10036-6524 or call toll-free 800-243-2729. You may also obtain the prospectus, Statement of Additional Information and annual and semi-annual reports, free of charge, from the Fund’s Internet site at http://www.vlfunds.com.

Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-551-8090.

Investment Adviser EULAV Asset Management 7 Times Square, 21st Floor New York, NY 10036-6524	Service Agent State Street Bank and Trust Company c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729

Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	Distributor EULAV Securities LLC 7 Times Square, 21st Floor, New York, NY 10036-6524

The Value Line Tax Exempt Fund, Inc.
7 Times Square, 21st Floor, New York, NY 10036-6524	File No. 811-03904

THE VALUE LINE TAX EXEMPT FUND, INC.
(Ticker Symbol: VLHYX)

7 Times Square, 21st Floor, New York, New York 10036-6524
800-243-2729
www.vlfunds.com

STATEMENT OF ADDITIONAL INFORMATION JULY 1, 201 3

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Value Line Tax Exempt Fund, Inc. (the “Fund”), dated July 1, 201 3 , a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and the report of the independent registered public accounting firm appearing in the Fund’s 201 3 Annual Report to Shareholders (“Annual Report”) are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-243-2729.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

          Classification. The Fund is a series of an open-end, diversified management investment company incorporated in Maryland in 1983. The Fund reserves the right to create additional series of portfolios although there are no present plans to do so. The Fund’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust.

          Investment Strategy. Under normal conditions, at least 80% of the Fund’s assets are invested in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax.Typically, the municipal bonds in which the Fund invests will be rated at the time of purchase within the four highest grades assigned by Moody’s Investors Service, Inc. (Aaa, Aa, A and Baa) or Standard & Poor’s Ratings Services (AAA, AA, A and BBB) or, if not rated, will be obligations of issuers of equivalent creditworthiness, in the opinion of the Adviser. Those bonds rated Baa or BBB may have more speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. These bonds include both secured and unsecured debt obligations and, as a group, possess a fairly high degree of dependability of interest payments although certain of these bonds may have speculative characteristics. Expected weighted average maturity is between 7 and 20 years. Portfolio securities may be sold without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Adviser desires to preserve gains or limit losses due to changing economic conditions. High portfolio turnover may result in correspondingly greater transaction costs.

          The Fund may also invest in variable rate demand instruments and industrial development bonds and other securities, which pay interest from revenues of projects with similar characteristics. The Fund may also invest in commercial paper, U.S. government securities, repurchase agreements or other taxable short-term money market instruments when the Adviser deems such investments consistent with the Fund’s investment objectives.

          Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, economic conditions, money and capital market conditions, the volume of municipal securities available, conditions within the municipal securities market, the slope of the yield curve, proposed and actual changes in tax laws, regulations and rules, and the maturity, rating, and size of individual offerings. Market values of municipal securities will vary inversely in relation to their yields. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to maturity of the obligations.

Miscellaneous Principal and Non-Principal Investment Practices

          Variable Rate Demand Instruments. Variable rate demand instruments are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments permit the Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Fund intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Fund, or (3) to maintain a high quality investment portfolio. The issuer of a variable rate demand instrument may have a corresponding right to prepay at its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand instruments that the Fund may purchase are payable on demand on not more than seven calendar days’ notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments.

          When-Issued Securities. Municipal securities may be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when the Fund buys or sells securities with payment and delivery taking place in the future, to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. When the Fund engages in when-issued and delayed-delivery transactions, certain risks are involved. The Fund relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund failing to obtain a price considered to be advantageous. The securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Fund commits to purchase municipal securities on a delayed-delivery basis or a when-issued basis, it will record the transaction and reflect the value of the municipal securities in determining the net asset value of the appropriate portfolio. A separate account for the Fund consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established at the Fund’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market. If the market value of the deposited securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

          Lending Securities. The Fund may lend limited amounts of its portfolio securities to broker-dealers or institutional investors which the Adviser deems qualified, but only when the borrower agrees to maintain cash collateral with the Fund equal at all times to at least 100% of the value of the loaned securities and accrued interest. The Fund will continue to receive interest on the loaned securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned municipal securities received by the borrower and paid over to the Fund will not be exempt from federal income taxes when distributed by the Fund. The Fund will not lend securities if, as a result, the aggregate of such loans in each Portfolio would exceed 10% of the value of that Portfolio’s total assets. The Fund may terminate such loans at any time. The Fund will retain the right to call the loaned securities upon notice and will call loaned voting securities in anticipation of any important or material matter to be voted on by stockholders.

          Repurchase Agreements. The Fund may invest temporary cash balances in repurchase agreements without limit. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. The value of the underlying securities will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of FICC or a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund.

          While the Fund has no plans to do so during the current year, it may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

Municipal Securities

          Municipal securities are debt issues of governmental bodies, other than the U.S. government, within the United States, including securities issued by or on behalf of states, territories, and possessions of the United States, by the District of Columbia, and by political subdivisions and their duly constituted agencies and instrumentalities. The interest on these issues generally is not includable in “gross income” for regular federal income tax purposes, subject, however, to many exceptions and limitations. The purpose of these issues is to obtain funds for various public uses, including the construction, repair, or improvement of various public facilities, such as airports, bridges, highways, housing, hospitals, mass transit, schools, streets, waterworks and sewage systems.

          The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the revenues from a special excise tax or other specific source, but not from general tax revenues. Revenue bonds include tax-exempt industrial revenue bonds that generally do not have the pledge of the credit of the issuer but are supported by revenues from a taxable corporation that operates a facility that was financed by the funds from the bond issue, and the pledge, if any, of real and personal property so financed as security for such payment. There are also a variety of hybrid and special types of municipal securities that have characteristics of both general obligation and revenue bonds.

          Municipal notes are short-term obligations issued to obtain temporary funds for states, cities, municipalities and municipal agencies. These notes include tax, revenue and bond anticipation notes that provide temporary funds until the anticipated taxes, revenues, or bond proceeds, respectively, are received by the issuer. Other municipal notes include construction loan notes and short-term discount notes. Certain project notes, issued by a state or local housing authority, are secured by the full faith and credit of the United States. Municipal commercial paper consists of very short-term negotiable notes, which provide seasonal working capital needs or interim construction financing. The commercial paper and tax and revenue anticipation notes are paid from general revenues or may be refinanced with long-term debt.

          Legislation to restrict or eliminate the federal income tax exemption for interest on municipal securities has, from time to time, been introduced before Congress. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. In such event, the Fund would re-evaluate its investment objectives and strategies and submit possible changes in the structure of the Fund for the consideration of the shareholders.

Fundamental Policies

          (i) The Fund may not borrow money, except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes or to facilitate redemptions and in amounts not exceeding 10% of the total assets of the Fund, or mortgage, pledge or hypothecate the assets of the Fund except as may be necessary in connection with such borrowings. Securities will not be purchased while borrowings are outstanding.

          (ii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act in selling portfolio securities.

          (iii) The Fund may not invest 25% or more of its assets in securities of issuers conducting their principal business activities in any one industry. (For purposes of applying the limitation set forth in this restriction, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers and the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations.)

          (iv) The Fund may not purchase equity securities, securities convertible into equity securities or invest in real estate, although the Fund may invest in municipal securities secured by real estate or interests therein.

          (v) The Fund may not lend money except as provided under “Lending Securities” or in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund’s assets.

(vi) The Fund may not engage in short sales, purchases on margin or participate on a joint or a joint and several basis in any trading account in securities.

          (vii) The Fund may not write, purchase or sell puts (except for standby commitments), calls or combinations thereof or purchase interests in oil, gas or other mineral exploration or development programs or leases.

          (viii) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding publicly issued debt obligations of any issuer or invest in companies for the purpose of exercising control. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          (ix) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          (x) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

(xi) The Fund may not invest in commodities or commodity contracts.

          (xii) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

          (xiii) The Fund may not purchase or invest in restricted securities or securities which at the time of investment are not readily marketable or invest in repurchase agreements maturing in more than seven days if, as a result of such investment, more than 15% of the Fund’s assets would then be invested in such securities.

          (xiv) The Fund’s assets will be invested so that at least 80% of the annual income of the Fund will be exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax.

          If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restrictions (i) and (xiii). For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

          The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

MANAGEMENT OF THE FUND

          The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Director

Interested Director*

Mitchell E. Appel 1970	Director	Since 2010

President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

**

Non-Interested Directors

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 1956	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009; General Counsel, Archery Capital LLC (private investment fund) until 2009.	Burnham Investors Trust, since 2004 (4 funds).**

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 1931	Director	Since 2000

Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985–1994; Chairman (1993–1997) and Interim President (2002–2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.

**

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, 1999–2008; President Emeritus, Skidmore College since 1999 and President, 1987–1998.	**

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 1939	Director	Since 1984	Chairman, Institute for Political Economy.	**

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 1949	Director	Since 1996	Senior Financial Advisor, Veritable, L.P. (investment advisor).	**

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 1954	Director (Chair of the Board of Directors since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005–2007; Managing Director, Weiss, Peck and Greer, 1995–2005.	**

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years

Officers

Mitchell E. Appel 1970	President	Since 2008

President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner 1950	Chief Compliance Officer	Since 2009

Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present) and Senior Vice President (2004-2006); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington 1979	Treasurer and Chief Financial Officer; Secretary	Since 2008

Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011; Associate Director of Mutual Fund Accounting at Value Line until 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.
**	Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”).

          Unless otherwise indicated, the address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

          Committees. The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were four meetings of the Audit Committee during the last calendar year. There is a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Directors if she is not available). There were no meetings of the Valuation Committee during the last calendar year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a combined Nominating/Governance Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested Directors and supervise Fund governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met four times during the last calendar year.

          Board Structure. The Board is comprised of seven Directors, six of whom (85%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Directors”). The Board has appointed Mr. Vandivort (an Independent Director) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Directors. The Valuation Committee is composed of an Independent Director and an interested Director. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.

          The Directors and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Director as the Chair, is appropriate in light of the asset size of the Fund and the other Value Line Funds, the number of Value Line Funds, and the nature of the Fund’s business, and is consistent with industry best practices. In particular, the Board believes that having a super-majority of Independent Directors is appropriate and in the best interests of Fund shareholders.

          Risk Oversight. As part of its responsibilities for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Directors also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

          The Board, including the Independent Directors, has approved the Fund’s compliance program and appointed the Fund’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund’s compliance program. The Independent Directors generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.

          Qualifications and Experience of Directors. The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Director’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Director of the Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Director that support the conclusion that each person is qualified to serve as a Director.

          Mr. Appel has served as an interested Director on the Board since 2010. His relevant experience includes serving as President of each Value Line Fund since 2008, Chief Financial Officer of Value Line from September 2005 to December 2010 (excluding November 2007 – April 2008) and President of the Adviser since February 2009.

          Ms. Heinzerling has served as an Independent Director on the Board since 2008. Her relevant experience includes being the principal of a regulatory consulting company, former general counsel to an investment adviser and a director of an unaffiliated mutual fund family.

          Dr. Oakley has served as an Independent Director on the Board since 2000. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

          Dr. Porter has served as an Independent Director on the Board since 1997. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

          Dr. Roberts has served as an Independent Director on the Board since 1984. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.

          Ms. Sheerr has served as an Independent Director on the Board since 1996. Her relevant experience includes being a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.

          Mr. Vandivort has served as an Independent Director on the Board since 2008. His relevant experience includes being the former president and chief investment officer of an investment adviser and former chairman of a mutual fund group.

          The following table sets forth information regarding compensation of Directors by the Fund and the ten other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended February 28 , 201 3 . Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.

Name of Person	Aggregate Compensation From Fund	Total Compensation From Value Line Funds

Interested Director
Mitchell E. Appel	$–0–	$–0–
Non-Interested Directors
Joyce E. Heinzerling	2,937	6 2 ,000
Francis C. Oakley	2,833	60,000
David H. Porter	2,833	60,000
Paul Craig Roberts	2,833	60,000
Nancy-Beth Sheerr	2,937	6 2 ,000
Daniel S. Vandivort	6,525	7 8 ,000

          The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund and in all of the Value Line Funds as of December 31, 201 2 :

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Services in All of the Value Line Funds

Interested Director
Mitchell E. Appel	$ 50,001 – $ 100,000	Over $100,000
Non-Interested Directors
Joyce E. Heinzerling	$ –0–	$10,001 – $50,000
Francis C. Oakley	$1 – $10,000	$10,001 – $50,000
David H. Porter	$1 – $10,000	$10,001 – $50,000
Paul Craig Roberts	$ –0–	Over $100,000
Nancy-Beth Sheerr	$1 – $10,000	$10,001 – $50,000
Daniel S. Vandivort	$1 – $10,000	$10,001 – $50,000

          As of May 31, 201 3 , no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding shares of the Fund other than Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104 which owned 8,663,183 shares of record or approximately 6.2 % of the shares outstanding. Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund as of May 31, 201 3 .

          None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Disclosure of Portfolio Holdings

          The Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the Securities and Exchange Commission (“SEC”). In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.

          In addition, the Distributor may produce for marketing purposes Fund fact sheets, which would include the Fund’s top ten holdings and other information regarding the Fund’s portfolio. These fact sheets would be prepared as soon as possible after the end of the fiscal quarter but would not be released until after the Fund has filed with the SEC its annual, semi-annual or quarterly report.

          Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund’s service providers and (ii) investment company rating agencies, such as Morningstar, Standard & Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Directors. The Fund’s service providers are its accountants, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

          Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund’s Board of Directors. The Fund does not release portfolio holdings information to any person for compensation.

          The Board of Directors of the Fund has approved the Fund’s portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that the Fund’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES

          On December 23, 2010, EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management. As a result of the restructuring, the Fund’s prior investment advisory agreement terminated by operation of law and the Adviser entered into a new investment advisory agreement with the Fund. The services provided by the Adviser under the new agreement and the rates at which fees are paid by the Fund are the same as under the prior investment advisory agreement. In addition, the other terms of the new investment advisory agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form. See “Ownership and Control of the Adviser” below for a description of the restructuring.

          The investment advisory agreement between the Fund and the Adviser provides for a monthly advisory fee at an annual rate of 0.50% of the Fund’s average daily net assets. During its fiscal years ended on the last day of February 201 1 , 201 2 and 201 3 , the Fund paid or accrued to the Adviser advisory fees of $413,481 , $412,384 and $467,799, respectively.

          The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words “Value Line” in its name only so long as the Adviser serves as investment adviser to the Fund and the Fund does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds. The agreement will terminate upon its “assignment” as such term is defined in the 1940 Act.

          The Adviser currently acts as investment adviser to nine other investment companies which, together with the Fund, constitute the Value Line Funds with combined assets under management of approximately $2.1 billion as of May 31, 201 3 .

          Certain of the Adviser’s clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

          The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

          The Fund has entered into a distribution agreement with the Distributor, a wholly-owned subsidiary of the Adviser, whose address is 7 Times Square, 21st Floor, New York, NY 10036-6524, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. For its services under the agreement, the Distributor is not entitled to receive any compensation although it is entitled to receive fees under the Service and Distribution Plan (12b-1 Plan) (the “Plan”). The Distributor also serves as distributor to the other Value Line Funds.

          State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Adviser pays State Street $66,900 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund’s independent registered public accounting firm.

          Ownership and Control of the Adviser. As part of the restructuring, the predecessor Adviser’s capital structure was revised so that Value Line owns only nonvoting revenue and profits interests and five individuals each own 20% of the voting profits interests of the Adviser. The holders of the Adviser’s voting securities have the right to elect five trustees of the Adviser, who manage the combined company consisting of the Adviser and the Distributor much like a board of directors. Day-to-day management of the Adviser and the Distributor was delegated to its senior executive, Mitchell E. Appel. The current trustees are: Mr. Appel, Avi T. Aronovitz, Richard Berenger, Robert E. Rice and R. Alastair Short.

          Each shareholder was granted a voting profits interest having 20% of the voting power for trustees and other matters to put to shareholders of the Adviser. Collectively, these interests represent 50% of the residual profit of the business, in which the share of Mr. Appel is 45% and the others each 1.25%. Value Line retains a nonvoting profits interest representing the remaining 50% of residual profits and has no power to vote for the election, removal or replacement of trustees of the Adviser. Value Line also has an interest in nondistribution revenues of the business ranging from 41% at business levels of $9 million to as high as 55% at business levels of $35 million or more. In the event the business is sold or liquidated, the first $56.1 million of net proceeds (the value of the business at the time the restructuring was approved by the independent directors of Value Line as determined by such directors after reviewing a valuation report by the directors’ financial advisors) will be distributed in accordance with capital accounts, 20% of the next $56.1 million will be distributed to the holders of the voting profits interests and 80% to the holders of the nonvoting profits interests (initially Value Line) and the excess will be distributed 45% to the holders of the voting profits interests and 55% to the holders of the nonvoting profits interests.

          Value Line (1) granted the Adviser, the Distributor and the Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to use leverage for investment purposes, short selling or other complex or unusual investment strategies to create a risk profile similar to that of so-called hedge funds, (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers and (3) capitalized the business with $7 million of cash and cash equivalents.

          Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, paying compensation in excess of 22.5%-30% of nondistribution revenues (depending on the level of such revenues), declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions.

          Value Line has stated that, as a result of the restructuring, it will no longer “control” (as that term is defined in the 1940 Act) the Adviser or the Distributor. Under the terms of the settlement with the SEC stemming from Value Line’s brokerage practices with certain of the Value Line Funds prior to November 2004, Jean Bernhard Buttner, who controls Arnold Bernhard & Co., Inc. which owns 86.5% of Value Line’s common stock (the “Control Person”), was barred from association with any broker, dealer, or investment adviser and was prohibited from serving or acting in various capacities, including as an “affiliated person” (as that term is defined in the 1940 Act) of the Fund, the Adviser or the Distributor. If the Control Person were to directly or indirectly “control” (as that term is defined in the 1940 Act), the Adviser or the Distributor, the Control Person would be an “affiliated person” of the Adviser or the Distributor and not in compliance with the SEC settlement. The SEC staff has expressed no view and provided no assurances Value Line’s restructuring of the Adviser or the Distributor effects compliance with the SEC settlement.

Portfolio Managers

          Liane Rosenberg is primarily responsible for the day-to-day management of the Fund’s portfolio.

          Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

          Other Accounts Managed. Liane Rosenberg is primarily or jointly responsible for the day-to-day management of five Value Line Funds with combined total assets at February 28 , 201 3 of approximately $ 980 million.

          Material Conflicts of Interest. The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable. The Adviser currently does not have any private accounts.

          Ownership of Securities. Liane Rosenberg does not own any shares of the Fund.

SERVICE AND DISTRIBUTION PLAN

          The Plan is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. During the fiscal year ended February 28 , 201 3 , fees of $ 233,900 were accrued to the Distributor under the Plan. During the fiscal year, the Distributor paid $ 67,090 to other broker-dealers and incurred $ 22,818 in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred. Effective July 1, 201 2 through June 30, 201 3 , the Distributor contractually agreed to waive the Fund’s Rule 12b-1 fee. For the fiscal year ended February 28 , 201 3 , the fees waived amounted to $ 233,900 . The Adviser has agreed to extend the contractual fee waiver through June 30, 201 4 . There is no assurance that the Distributor will extend the contractual fee waiver beyond such date.

          The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to the Directors each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

          As noted above, the Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.

          The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an “interested person” (as defined in the 1940 Act) must be nominated by existing Directors who are not “interested persons . ”

          Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

          The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders or another reasonable method of allocation.

Additional Dealer Compensation

          If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Funds) from the Distributor, the Adviser and/or their affiliates. Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor, the Adviser and/or their affiliates may vary among intermediaries. The types of payments an intermediary may receive include:

•	Payments under the Plan which are asset based charges paid from the assets of the Fund;

•	Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

          You should ask your intermediary for information about any payments it receives from the Distributor.

          Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

          The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of the Fund’s average daily net assets. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of the Fund’s average daily net assets. However, to the extent the Distributor waives any fees it would have otherwise received under the Plan, the Distributor (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.

          As of February 28 , 201 3 , the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Fund’s payment, if any, pursuant to the Plan.

National City Bank
Pershing LLC
TD Ameritrade, Inc.
E*TRADE
National Financial Services LLC
Charles Schwab & Co., Inc.
USAA Investment Management Co.
MSCS Financial Services, LLC
The Vanguard Group
Vanguard Marketing Corp.
Hand Securities, Inc.

          Financial intermediaries may have been added or removed from the list above since February 28 , 201 3 .

BROKERAGE ALLOCATION AND OTHER PRACTICES

           Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility.

           Commission rates and spreads, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account as principals and not as brokers, without stated commissions, though the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.”

           Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Research services provided to the Adviser by broker-dealers are available for the benefit of all Funds and accounts managed by the Adviser, and the allocation of such benefits relative to commissions paid by the Fund or account will be in such amounts and in such proportion as the Adviser may determine. The information and services that may be furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. When services and information are furnished to the Adviser at no cost, certain of these services might relieve the Fund or the Adviser of expenses which they would otherwise have to pay. The advisory fee paid by the Fund to the Adviser will not be reduced as a result of the Adviser’s receipt of information and research services. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other Value Line Funds, but this fact, or the volume of such sales, is not a consideration in their selection.

           During the fiscal years ended February 28, 2011, 2012, and 2013, the Fund paid no brokerage commissions.

          Portfolio Turnover. The Fund’s annual portfolio turnover exceeded 100% in two of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund’s portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objectives, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Fund’s Prospectus.

CAPITAL STOCK

          Each share of the Fund’s common stock, $.01 par value, has one vote with fractional shares voting proportionately. Shares of each Portfolio have equal voting rights and preferences as to conversion, exchange, retirement or any other feature. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

          Purchases. Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

          Automatic Purchases. The Fund offers a free service to its shareholders, Valu-Matic®, through which monthly investments of $25 or more may be made automatically into the shareholder’s Fund account. The required form to enroll in this program is available upon request from the Distributor.

          Redemption s . The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) For such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

          Redemptions are taxable transactions for shareholders that are subject to tax. The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

          If the Board of Directors determines that it is in the best interests of the Fund, the Fund may redeem, upon prior written notice at net asset value, all shareholder accounts which due to redemptions fall below $500 in net asset value. In such event, an investor will have 30 days to increase the shares in his account to the minimum level.

TAXES

          The Fund is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, has qualified and intends to continue to qualify for the favorable tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying and assuming the Fund meets the distribution requirements stated below, the Fund is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”), and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

          If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above but was eligible for statutory relief, the Fund might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If the Fund were not eligible for such relief or if the Fund does not choose to avail itself of such relief, the Fund generally would be treated as a corporation subject to U.S. federal income tax and when the Fund’s income is distributed, it would be subject to a further tax at the shareholder level.

          The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses, determined, in general, for a one year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

          For federal income tax purposes, the Fund had a capital loss carryover at February 28 , 201 3 of $ 6,905,046 of which $ 5,828,035 will expire in 2017 and $ 1,077,011 will expire in 2018. During the year ended February 28 , 201 3 , the Fund utilized $ 2,036,940 of capital loss carryforwards. To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

          In accordance with its investment objective, the Fund invests its assets in a manner that will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders’ capital. The Fund may from time to time invest a portion of its assets in short-term taxable obligations and may engage in transactions generating gain or income that is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, enter into options or futures transactions, or acquire any debt obligation at a market discount.

          The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt “exempt-interest dividends” to the Fund’s shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of a Fund’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported to you by the Fund as an “exempt-interest dividend” under the Code. Exempt-interest dividends are excluded from a shareholder’s gross income for regular federal income tax purposes under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return.

          Except as noted in the following sentence, exempt-interest dividends derived from interest on certain “private activity bonds” will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder’s liability for the U.S. federal alternative minimum tax. However, under current law, interest on private activity bonds is not a tax preference item or included in a corporation’s adjusted current earnings (used in computing a corporation’s alternative minimum tax) with respect to private activity bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009. The portion of any dividend paid by the Fund which represents income derived from private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of facility financed by such bonds or a related person.

          Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Fund generally will not be deductible for U.S. federal income tax purposes. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions from the Fund.

          For U.S. federal income tax purposes, all dividends from the Fund, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income (if any) are taxable as ordinary income, and distributions from net capital gain that are reported to you as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. The computation of net capital gains takes into account any capital loss carryforward of the Fund.

          Distributions to shareholders from the Fund’s investment company taxable income generally will not qualify for the reduced maximum U.S. federal income tax rate on qualified dividend income. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the reduced maximum federal income tax rate on long term capital gains. The applicable reduced maximum federal income tax rate on capital gains depends on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of $400,000 ($450,000 if married and file jointly/$225,000 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%). A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

           Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare tax also is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income does not include exempt-interest dividends, but generally does include taxable dividends (including capital gain dividends) and capital gains attributable to the sale, redemption or exchange of Fund shares. For U.S. individuals, this threshold generally is exceeded if an individual has adjusted gross income that exceeds $200,000 ($250,000 if married and file jointly/$125,000 if married and file separately). This tax is in addition to the income taxes that are otherwise imposed on ordinary income and capital gains as discussed above.

          Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

          The Fund does not anticipate that any distributions will be eligible for the dividends-received deduction for corporate shareholders.

          A shareholder may realize a capital gain or loss on the sale, exchange or redemption of shares of the Fund. The tax consequences of a sale, exchange, or redemption depend upon several factors, including the shareholder’s tax basis in the shares and the length of time the shares have been held. In general, if Fund shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. In addition, commencing in 2013, capital gains recognized from redemption s and exchanges of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts as discussed above . Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less may be disallowed to the extent of any exempt-interest dividends paid with respect to such shares. However, this disallowance rule will not apply to losses incurred on Fund shares that were purchased after December 22, 2010 as long as the Fund continues to declare daily and distribute monthly exempt-interest dividends in an amount equal to 90% or more of its net tax-exempt interest. If your holding period in Fund shares is six months or less, any capital loss realized from the redemption, exchange or other disposition of such shares, to the extent not otherwise disallowed, will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed to the extent that shares of the Fund are purchased (including through the reinvestment of dividends) within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carrybacks and carryovers allowable for excess losses.

          Beginning with the 2012 calendar year, in addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules. Please note that if a shareholder is a C corporation, unless the Fund has actual knowledge that it is a C corporation or it has previously notified us in writing that it is a C corporation, the shareholder must complete a new Form W-9 exemption certificate informing us of its C corporation status or the Fund will be obligated to presume that it is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules. Also, if the shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

          If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. A shareholder should contact the Fund to make, revoke or change such an election. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the cost basis for such shareholder.

          Please note that shareholders will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method a shareholder should elect. In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on a federal income tax return.

          Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

          At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the assets of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.

          Investments in the Fund generally would not be suitable for non-taxable entities, such as tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional federal tax benefit from receiving tax-exempt income.

          Under the Code, dividends declared by the Fund in October, November and December of any calendar year, and payable to shareholders of record in such month, shall be deemed to have been received by the shareholder on December 31 of such calendar year even when such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

          If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income and net tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

          Options written or purchased by the Fund on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of securities or to borrow to obtain the necessary cash. Losses on certain options and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, short sales, and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

          For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. federal 28% “backup withholding” requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

          The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower tax treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for certain taxable years of the Fund provided that the Fund choses to report such dividends in a manner qualifying for such favorable tax treatment) and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. While the Fund does not expect its shares will constitute U.S. real property interests, if the Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the non-resident alien U.S. withholding tax at the 30% rate (or lower treaty rate if applicable). Non-U.S. shareholders should consult their own tax advisor on these matters.

           Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold 30% from payments of dividends and gross redemption proceeds by the Fund to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS (or in certain cases to their country of residence) information regarding their direct and indirect U.S. account holders, and (ii) certain other foreign entities unless they certify certain information about their direct and indirect U.S. owners. This withholding tax is scheduled to be phased in commencing on January 1, 2014 for payments made by the Fund on or after such date.

           In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an Intergovernmental Agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) will comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

FINANCIAL STATEMENTS

          The Fund’s financial statements for the year ended February 28 , 201 3 , including the financial highlights for each of the five fiscal years in the period ended February 28 , 201 3 , appearing in the 201 3 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

SECURITY RATINGS

Ratings of Municipal Securities

          Moody’s Investors Service, Inc. Aaa—the “best quality”. Aa—”high quality by all standards”, but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A—”upper medium grade obligations”. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa—”medium grade”; neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; lack outstanding investment characteristics and in fact may have speculative characteristics as well.

          Standard & Poor’s Ratings Services. AAA— “obligations of the highest quality”. AA— issues with investment characteristics “only slightly less marked than those of the prime quality issues.” A—”the third strongest capacity for payment of debt service”. Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences in revenues. BBB—the lowest “investment grade” security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time.

Ratings of Municipal Notes

          Moody’s Investors Service, Inc. MIG-1: the best quality. MIG-2: high quality, with margins for protection ample although not so large as in the preceding group. MIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

          Standard & Poor’s Rating Services . SP-1: Very strong capacity to pay principal and interest. SP-2: Satisfactory capacity to pay principal and interest.

Ratings of Commercial Paper

          Moody’s Investors Service, Inc. PRIME-1: highest quality; PRIME-2: higher quality.

          Standard & Poor’s Rating Services . A-1: A very strong degree of safety. A-2: Strong degree of safety.

PART C: OTHER INFORMATION

Item 28.	Exhibits.

(a)	Articles of Incorporation (1) and Articles Supplementary. (5)

(b)	By-laws (1) and Amendment to the By-laws. (5)

(c)	Not applicable.

(d)	Investment Advisory Agreement. (4)

(e)	Distribution Agreement. (4)

(f)	Not applicable.

(g)	Custodian Agreement. (1)

(h)	(1) Administration Agreement with State Street Bank and Trust Company. (3)

(2) Fee Waiver Agreement.†

(i)	Legal Opinion. (1)

(j)	Consent of Independent Registered Public Accounting Firm.†

(k)	Not applicable.

(l)	Not applicable.

(m)	Service and Distribution Plan. (2)

(p)	Code of Ethics. (5)

(r)	Powers of attorney. (4)

(1)	Filed as an exhibit to Post-Effective Amendment No. 16, filed April 29, 1999, and incorporated herein by reference.

(2)	Filed as an exhibit to Post-Effective Amendment No. 17, filed April 28, 2000, and incorporated herein by reference.

(3)	Filed as an exhibit to Post-Effective Amendment No. 25, filed June 28, 2007, and incorporated herein by reference.

(4)	Filed as an exhibit to Post-Effective Amendment No. 29, filed April 29, 2011, and incorporated herein by reference.

(5)	Filed as an exhibit to Post-Effective Amendment No. 31, filed June 29, 2012, and incorporated by herein reference.

†	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control With Registrant.

None.

Item 30.	Indemnification.

          Incorporated by reference to Article Seventh (7)(c) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 16.

Item 31.	Business or Other Connections of Investment Adviser.

          EULAV Asset Management, Registrant’s investment adviser, acts as investment adviser to the registered investment companies in the Value Line Funds listed in Item 32.

Name	Position With the Adviser	Other Employment

Mitchell Appel	President; Treasurer; Trustee	Chief Financial Officer since 2008 and President since 2009 of the Distributor; President since 2008 and Director since 2010 of each of the Value Line Funds.

Robert Scagnelli	Vice President	None.

Mark Marrone	Chief Compliance Officer	Senior Compliance Officer, Northern Lights Compliance Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788 since 2009.

Emily Washington	Secretary	Chief Financial Officer, Secretary and Treasurer of each of the Value Line Funds.

Avi T. Aronovitz	Trustee

Senior Vice President/CFO, Kit Digital, Inc., 26 West 17th Street, NY, NY 10011 since June 2012; Consultant, Ruder Finn, Inc. 301 East 57th Street, NY, NY 10022, 2011-2012; Partner, Tatum, LLC, 230 Park Ave, NY, NY 10169, 2009-2010; Director, Citrin Cooperman & Company, LLP, 2010-2011

Richard Berenger	Trustee	Chief Compliance Officer, Matrix Capital Group, 420 Lexington Ave, NY, NY 10170, since 2010.

Robert E. Rice	Trustee	Managing Partner, Tangent Capital, 9 West 57th Street, New York, NY 10019 since 2004.

R. Alastair Short	Trustee

Director, Vice Chairman and Chairman of the Audit Committee, Van Eck Funds, 335 Madison Avenue, NY, NY 10017, since 2004. Director and Chairman of the Audit Committee, Market Vectors ETFs, 335 Madison Avenue, NY, NY 10017 since 2006; Director Tremont offshore funds, since 2009; Director, North Vu Inc., Toronto, Canada

          The business address of the Distributor and the Value Line Funds is 7 Times Square, 21st Floor, New York, NY, 10036-6524.

Item 32.	Principal Underwriters.

(a)

EULAV Securities LLC acts as principal underwriter for the following Value Line Funds : The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Fund, Inc.; Value Line Centurion Fund, Inc.; Value Line Core Bond Fund ; Value Line Strategic Asset Management Trust; Value Line Small Cap Opportunities Fund, Inc.; and Value Line Asset Allocation Fund, Inc. ; The Value Line Tax Exempt Fund, Inc.

(b)

(1) Name and Principal Business Address	(2) Position and Offices with EULAV Securities LLC	(3) Position and Offices with Registrant

Mitchell Appel	President	President and Director

Raymond Stock	Vice President; Secretary	None

Howard Spindel	Chief Compliance Officer	None

          The business address of each of the officers and directors is 7 Times Square, 21st Floor, New York, NY 10036-6524.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

EULAV Asset Management
7 Times Square, 21st Floor
New York, NY 10036
For records pursuant to:
Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
Rule 31a-1(f)

State Street Bank and Trust Company
c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
For records pursuant to Rule 31a-1(b)(2)(iv)

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
For all other records

Item 34.	Management Services.

None.

Item 35.	Undertakings.

None.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 25 th day of June, 201 3 .

THE VALUE LINE TAX EXEMPT FUND, INC.

By:	/s/ Mitchell E. Appel

Mitchell E. Appel, President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*Joyce E. Heinzerling	Director	June 28 , 201 3
(Joyce E. Heinzerling)

*Francis C. Oakley	Director	June 28 , 201 3
(Francis C. Oakley)

*David H. Porter	Director	June 28 , 201 3
(David H. Porter)

*Paul Craig Roberts	Director	June 28 , 201 3
(Paul Craig Roberts)

*Nancy-Beth Sheerr	Director	June 28 , 201 3
(Nancy-Beth Sheerr)

*Daniel S. Vandivort	Director	June 28 , 201 3

(Daniel S. Vandivort)

/s/ Mitchell E. Appel	Director; President and Chief Executive	June 28 , 201 3

(Mitchell E. Appel)	Officer (Principal Executive Officer)

/s/ Emily D. Washington	Treasurer; Principal Financial	June 28 , 201 3

(Emily D. Washington)	and Accounting Officer; Secretary

*By:	/s/ Mitchell E. Appel

(Mitchell E. Appel, Attorney-In-Fact)

* Attorney-in-fact pursuant to Power of Attorney filed as an exhibit to Post-Effective Amendment No. 29 and incorporated herein by reference.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A (the “Registration Statement”) of our report dated April 24, 201 3 , relating to the financial statements and financial highlights which appears in the February 28, 201 3 Annual Report to Shareholders of The Value Line Tax Exempt Fund, Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Investment Advisory and Other Services” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, New York
June 28 , 201 3

EXHIBIT INDEX

Exhibit Number	Document Title

(h) (2)	Fee Waiver Agreement

(j)	Consent of Independent Registered Public Accounting Firm